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EXHIBIT 10.17 THIRD AMENDMENT TO THE CREDIT AGREEMENT



                                December 11, 1998
                                -----------------

Bank of America National Trust
and Savings Association, as Administrative
Agent, and the Lenders party to the Credit
Agreement referred to below

                  Re:   Third Amendment to Credit Agreement
                        -----------------------------------

Ladies and Gentlemen:

         Please refer to the Credit Agreement dated as of March 17, 1998 among Compass International Services Corporation, various financial institutions and Bank of America National Trust and Savings Association, as Administrative Agent. Capitalized terms used but not otherwise defined herein have the meanings assigned thereto in the Credit Agreement.

         The parties hereto agree that:

         The definition of "L/C Commitment" shall be amended by deleting the amount $1,000,000" therein and substituting the amount "$2,000,000" therefor.

         Section 8.21 shall be amended by deleting the amount "$6,000,000" therein and substituting the amount "$10,000,000" therefor.

         Except as amended above, the Credit Agreement and the documents executed pursuant to the Credit Agreement shall remain in full force and effect and are hereby ratified and confirmed in all respects. This letter amendment shall be a contract made under and governed by the internal laws of the State of Illinois.

         This letter amendment shall be effective on the date the Administrative Agent has received counterparts of this letter amendment executed by the Company, the Administrative Agent and the

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Required Lenders (or, in the case of any party from which the Administrative
Agent has not received a counterpart hereof, facsimile confirmation of the execution of a counterpart by such party).

         This letter amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same letter amendment.

         The Company agrees to pay the reasonable costs and expenses of the Administrative Agent (including reasonable attorney's fees and charges) in connection with the preparation, execution and delivery of this letter amendment.

         Please evidence your agreement to the foregoing by signing and returning a counterpart of this letter amendment.

                                    Very truly yours,

                                    COMPASS INTERNATIONAL SERVICES
                                    CORPORATION


                                    By: ______________/S/_________________
                                    Title: ____________/S/__________________

                                    Accepted and Agreed:

                                    BANK OF AMERICA NATIONAL TRUST
                                    AND SAVINGS ASSOCIATION, as
                                    Administrative Agent


                                    By: _____________/S/__________________
                                    Title: ___________/S/___________________

                                    BANK OF AMERICA NATIONAL TRUST
                                    AND SAVINGS ASSOCIATION, as Issuing
                                    Lender and as a Lender

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                                    By: _____________/S/__________________
                                    Title: ___________/S/___________________

                                    FIRST NATIONAL BANK OF MARYLAND


                                    By: ____________/S/____________________
                                    Title: __________/S/_____________________

                                    FLEET NATIONAL BANK


                                    By: ____________/S/____________________
                                    Title: __________/S/_____________________





                                    PNC BANK, NATIONAL ASSOCIATION


                                    By: ____________/S/___________________
                                    Title: __________/S/____________________